SUBSIDIARIES OF REGISTRANT                        Exhibit 21


                                                  Percentage
                                                  of Voting
                                                  Securities
                                                    Owned by
                                                  Registrant

Canadian-Montana Gas Company Limited
   An Alberta Corporation                            100

Canadian-Montana Pipe Line Company
   An Alberta Corporation                            100

Glacier Gas Company
   A Montana Corporation                             100

Colstrip Community Services Company
   A Montana Corporation                             100

Continental Energy Services, Inc.
   A Montana Corporation                             100

   EMPECO, Inc.
     A Montana Corporation
     (A wholly-owned subsidiary of Continental
      Energy Services, Inc.)                         100

   EMPECO II, Inc.
     A Montana Corporation
     (A wholly-owned subsidiary of Continental
      Energy Services, Inc.)                         100

   EMPECO III, Inc.
     A Montana Corporation
     (A wholly-owned subsidiary of Continental
      Energy Services, Inc.)                         100

   EMPECO IV, Inc.
     A Montana Corporation
     (A wholly-owned subsidiary of Continental
      Energy Services, Inc.)                         100

   EMPECO V, Inc.
     A Montana Corporation
     (A wholly-owned subsidiary of Continental
      Energy Services, Inc.)                         100

   EMPECO VI - TE, Inc.
     A Montana Corporation
     (A wholly-owned subsidiary of Continental
      Energy Services, Inc.)                         100


SUBSIDIARIES OF REGISTRANT                        Exhibit 21


                                                  Percentage
                                                  of Voting
                                                  Securities
                                                    Owned by
                                                  Registrant

   EMPECO VII - TX3, Inc.
     A Montana Corporation
     (A wholly-owned subsidiary of Continental
      Energy Services, Inc.)                         100

   North American Energy Services Company
     A Washington Corporation
     (A 50%-owned subsidiary of Continental
       Energy Services, Inc.)                         50


     North American Contract Employee Services
       A Washington Corporation
       (A wholly-owned subsidiary of North
        American Energy Services Company)             50

   ECI Holdings, Ltd.
     Investment in English Partnership in a
     Gas-fired Cogeneration Project
     (A 47.5% owned subsidiary of Continental
       Energy Services, Inc.)                         50

   Entech, Inc.
     A Montana Corporation                           100

     Western Energy Company
       A Montana Corporation                         100

     Western Syncoal Company
       A Montana Corporation
       (A wholly-owned subsidiary of Western
        Energy Company)                              100

     Montana Mineracao Participacoes, Ltda.
       A Brazilian Corporation                       100

       Financiera Ulken Sociedad Anonima (SA)
         A Uruguayan Corporation
         (A wholly-owned subsidiary of Montana
          Mineracao Participacoes, Ltda.)            100




SUBSIDIARIES OF REGISTRANT                        Exhibit 21


                                                  Percentage
                                                  of Voting
                                                  Securities
                                                    Owned by
                                                  Registrant


  Northwestern Resources Co.
     A Montana Corporation                           100

  Altana Exploration Company
     A Montana Corporation                           100

     Intercontinental Energy Corporation
        A Texas Corporation
        (A wholly-owned subsidiary of Altana
         Exploration Company)                        100

  Entech Altamont, Inc.
     A Montana Corporation                           100

  Roan Resources, Ltd.
     An Alberta Corporation                          100

  North American Resources Company
     A Montana Corporation                           100

  Tetragenics Company
     A Montana Corporation                           100

  TRI Touch America, Inc.
     A Montana Corporation                           100

  Basin Resources, Inc.
     A Colorado Corporation                          100

  Horizon Coal Services, Inc.
     A Montana Corporation                           100

  North Central Energy Company
     A Colorado Corporation                          100

  Trinidad Railway, Inc.
     A Montana Corporation                           100

  Entech Gas Ventures, Inc.
     A Montana Corporation                           100


Note: The above listed companies are included in the Consolidated Financial Statements of the registrant.